UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report: January 23, 2014

(Date of earliest event reported): (January 22, 2014)

HOME LOAN SERVICING SOLUTIONS, LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-35431	98-0683664
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Home Loan Servicing Solutions, Ltd.

c/o Intertrust Corporate Services (Cayman) Limited

190 Elgin Avenue

George Town, Grand Cayman

KY1-9005

Cayman Islands

(Address of principal executive offices)

Registrant’s telephone number, including area code: (345) 945-3727

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On January 22, 2014, Home Loan Servicing Solutions, Ltd. (“HLSS”) began a series of meetings with current and potential investors in HLSS Servicer Advance Receivables Trust securities. A copy of HLSS’ written materials for such meetings is attached as Exhibit 99.1 hereto. Such materials shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(a)—(c) Not applicable.

(d)	Exhibits:

Exhibit No.	Description

99.1	Home Loan Servicing Solutions, Ltd. Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HOME LOAN SERVICING SOLUTIONS, LTD. (Registrant)

Date: January 23, 2014	By:	/s/ James E. Lauter
James E. Lauter
Senior Vice President & Chief Financial Officer
(On behalf of the Registrant and as its principal financial officer)